SECOND QUARTER 2013 FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company data available at the time of the presentation In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions," “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” , or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward- looking statements that involve certain risks and uncertainties. While these statements represent Ally’s current judgment on what the future may hold, and Ally believes these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; resolution of the Residential Capital, LLC and certain of its subsidiaries; our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally the credit ratings of Allythe credit ratings of Ally, ,, Chry ChryChrysler, sler,sler, or GM; changes in econom or GM; changes in economor GM; changes in economic conditions, cur ic conditions, curic conditions, currency exc rency excrency exchange rates or political s hange rates or political shange rates or political stability in the m tability in the mtability in the mark arkarkets etsets in inin which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including lt of the Dodd Frank Act and Basel III). agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III). Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation. Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products. 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC. TABLE OF CONTENTS TABLE OF CONTENTS Page(s) Consolidated Results Consolidated Financial Highlights 4 Consolidated Income Statement 5 Consolidated Period-End Balance Sheet 6 Consolidated Average Balance Sheet 7 Segment Detail Segment Highlights 8 Automotive Finance 9-10 Insurance 11 Mortgage 12 Corporate and Other 13 Credit Related Information 14-16 Supplemental Detail Capital 17 Liquidity 18 Liquidity Deposits 19 Ally Bank Consumer Mortgage HFI Portfolio 20 Discontinued Operations 21 Ownership 22 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.	
Selected Income Statement Data	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 13	2Q 12
Net financing revenue (ex. OID)	$ 689	$ 697	$ 667	$ 548	$ 553	$ (9)	$ 135
Total other revenue	402	386	480	775	714	16	(312)
Total net revenue (ex. OID)	1,091	1,083	1,147	1,323	1,267	7	(177)
Provision for loan losses	89	131	93	105	33	(42)	56
Controllable expenses [1]	519	578	638	552	531	(58)	(12)
Other noninterest expenses	282	380	313	293	440	(99)	(158)
Core pre-tax (loss) income [2]	$ 201	$ (6)	$ 103	$ 373	$ 263	$ 206	$ (63)
Core OID amortization expense [3]	61	57	56	76	96	3	(36)
Income tax (benefit) expense	40	(123)	(887)	46	(16)	163	56
Income (loss) from discontinued operations	(1,027)	1,033	466	133	(1,081)	(2,060)	54
Net income (loss)	$ (927)	$ 1,093	$ 1,400	$ 384	$ (898)	$ (2,020)	$ (29)
Selected Balance Sheet Data (Period-End)							
Total assets	$ 150,627	$ 166,199	$ 182,347	$ 182,482	$ 178,560	$ (15,572)	$ (27,933)
Consumer loans	65,298	64,686	63,536	80,634	77,959	612	(12,661)
Commercial loans [4]	31,695	34,437	35,519	40,625	41,954	(2,742)	(10,259)
Assets of discontinued operations held-for-sale	5,529	19,063	32,176	375	383	(13,534)	5,146
Allowance for loan losses	(1,183)	(1,197)	(1,170)	(1,423)	(1,427)	14	244
Deposits	50,125	50,326	47,915	49,872	47,992	(201)	2,133
Common equity [5]	12,225	13,534	12,958	11,734	11,332	(1,309)	893
Total equity	19,165	20,474	19,898	18,674	18,272	(1,309)	893
Select Financial Ratios							
Net interest margin [6]	2.0%	2.1%	1.9%	1.6%	1.7%		
Return on average total equity (annualized)	-18.7%	21.7%	29.6%	8.3%	-18.9%		
Return on average assets (annualized)	-2.4%	2.5%	3.1%	0.8%	-1.9%		
Capital Ratios							
Tier 1 capital ratio	15.4%	14.6%	13.1%	13.6%	13.6%		
Tier 1 common capital ratio [7]	8.0%	7.9%	7.0%	7.3%	7.2%		
Total risk-based capital ratio	16.5%	15.6%	14.1%	14.6%	14.6%		

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses
(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense
(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and 2010 issuances
(4) Includes notes receivable from General Motors
(5) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income
(6) Continuing operations only. Excludes OID amortization expense
(7) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

2Q 2013 Preliminary Results 4

ALLY FINANCIAL INC.
CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.	
	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 13	2Q 12
Financing revenue and other interest income							
Interest and fees on finance receivables and loans [1]	$ 1,139	$ 1,135	$ 1,165	$ 1,141	$ 1,140	$ 4	$ (1)
Interest on loans held-for-sale	3	16	24	23	20	(13)	(17)
Interest on trading securities	-	-	-	-	1	-	(1)
Interest and dividends on available-for-sale investment securities	76	68	77	64	77	8	(1)
Interest-bearing cash	2	3	5	8	9	(1)	(7)
Operating leases	788	734	680	631	561	54	227
Total financing revenue and other interest income	2,008	1,956	1,951	1,867	1,808	52	200
Interest expense							
Interest on deposits	162	164	164	158	160	(2)	2
Interest on short-term borrowings	16	16	15	20	19	-	(3)
Interest on long-term debt	703	701	768	851	837	2	(134)
Total interest expense	881	881	947	1,029	1,016	-	(135)
Depreciation expense on operating lease assets	499	435	393	366	335	64	164
Net financing revenue	628	640	611	472	457	(12)	171
Other revenue							
Servicing fees	19	82	83	91	113	(63)	(94)
Servicing asset valuation and hedge activities, net	(12)	(201)	(78)	134	46	189	(58)
Total servicing income, net	7	(119)	5	225	159	126	(152)
Insurance premiums and service revenue earned	258	259	262	262	261	(1)	(3)
Gain on mortgage and automotive loans, net	(1)	38	131	142	86	(39)	(87)
Loss on extinguishment of debt	-	-	(148)	-	-	-	-
Other gain on investments, net	64	51	16	(23)	64	13	-
Other income, net of losses	74	157	214	169	144	(83)	(70)
Total other revenue	402	386	480	775	714	16	(312)
Total net revenue	1,030	1,026	1,091	1,247	1,171	4	(141)
Provision for loan losses	89	131	93	105	33	(42)	56
Noninterest expense							
Compensation and benefits expense	252	285	276	257	270	(33)	(18)
Insurance losses and loss adjustment expenses	146	115	117	90	149	31	(3)
Other operating expenses	403	558	558	498	552	(155)	(149)
Total noninterest expense	801	958	951	845	971	(157)	(170)
(Loss) income from continuing operations before income tax expense	140	(63)	47	297	167	203	(27)
Income tax (benefit) expense from continuing operations	40	(123)	(887)	46	(16)	163	56
Net income (loss) from continuing operations	100	60	934	251	183	40	(83)
Income (loss) from discontinued operations, net of tax	(1,027)	1,033	466	133	(1,081)	(2,060)	54
Net income (loss)	$ (927)	$ 1,093	$ 1,400	$ 384	$ (898)	$ (2,020)	$ (29)

(1) Includes other interest income, net

2Q 2013 Preliminary Results

5

ALLY FINANCIAL INC.
CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.	
Assets	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2013	6/30/2012
Cash and cash equivalents							
Noninterest-bearing	$ 1,292	$ 1,043	$ 1,073	$ 1,305	$ 2,106	$ 249	$ (814)
Interest-bearing	6,482	6,394	6,440	15,852	14,020	88	(7,538)
Total cash and cash equivalents	7,774	7,437	7,513	17,157	16,126	337	(8,352)
Trading assets	-	-	-	-	-	-	-
Investment securities	17,015	15,752	14,178	13,770	13,366	1,263	3,649
Loans held-for-sale, net	102	718	2,576	1,937	2,000	(616)	(1,898)
Finance receivables and loans, net						-	-
Finance receivables and loans, net	96,993	99,123	99,055	121,259	119,913	(2,130)	(22,920)
Allowance for loan losses	(1,183)	(1,197)	(1,170)	(1,423)	(1,427)	14	244
Total finance receivables and loans, net	95,810	97,926	97,885	119,836	118,486	(2,116)	(22,676)
Investment in operating leases, net	16,085	14,828	13,550	12,708	11,197	1,257	4,888
Mortgage servicing rights	-	917	952	902	1,105	(917)	(1,105)
Premiums receivables and other insurance assets	1,611	1,608	1,609	1,861	1,887	3	(276)
Other assets	6,701	7,950	11,908	13,936	14,010	(1,249)	(7,309)
Assets of operations held-for-sale	5,529	19,063	32,176	375	383	(13,534)	5,146
Total assets	$ 150,627	$ 166,199	$ 182,347	$ 182,482	$ 178,560	$ (15,572)	$ (27,933)
Liabilities							
Deposit liabilities							
Noninterest-bearing	$ 72	$ 844	$ 1,977	$ 2,487	$ 2,411	$ (772)	$ (2,339)
Interest-bearing	50,053	49,482	45,938	47,385	45,581	571	4,472
Total deposit liabilities	50,125	50,326	47,915	49,872	47,992	(201)	2,133
Short-term borrowings	4,197	7,618	7,461	5,877	6,010	(3,421)	(1,813)
Long-term debt	64,534	67,621	74,561	93,119	91,187	(3,087)	(26,653)
Interest payable	999	972	932	1,590	1,552	27	(553)
Unearned insurance premiums and service revenue	2,301	2,286	2,296	2,693	2,631	15	(330)
Accrued expense and other liabilities	5,043	3,669	6,585	10,403	10,675	1,374	(5,632)
Liabilities of operations held-for-sale	4,263	13,233	22,699	254	241	(8,970)	4,022
Total liabilities	$ 131,462	$ 145,725	$ 162,449	$ 163,808	$ 160,288	$ (14,263)	$ (28,826)
Equity							
Common stock and paid-in capital	$ 19,668	$ 19,668	$ 19,668	$ 19,668	$ 19,668	$ 0	$ 0
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	5,685	-	-
Preferred stock	1,255	1,255	1,255	1,255	1,255	0	0
Accumulated deficit	(7,256)	(6,128)	(7,021)	(8,220)	(8,404)	(1,128)	1,148
Accumulated other comprehensive income	(187)	(6)	311	286	68	(181)	(255)
Total equity	19,165	20,474	19,898	18,674	18,272	(1,309)	893
Total liabilities and equity	$ 150,627	$ 166,199	$ 182,347	$ 182,482	$ 178,560	$ (15,572)	$ (27,933)

2Q 2013 Preliminary Results

6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)(2) ($ in millions) QUARTERLY TRENDS CHANGE VS. Assets Interest-bearing cash and cash equivalents Trading assets Investment securities Loans held-for-sale, net Total finance receivables and loans, net (3) Investment in operating leases, net Total interest earning assets Noninterest-bearing cash and cash equivalents Other assets (4) Allowance for loan losses Total assets 6/30/2013 3/31/2013 12/31/2012 9/30/2012 6/30/2012 6,059$ 6,565$ 8,970$ 13,517$ 11,130$ ----98 14,580 13,921 13,051 11,414 12,124 297 2,027 2,899 2,731 2,179 97,840 98,595 98,029 95,180 95,423 15,616 14,205 13,125 11,810 10,422 134,392 135,313 136,074 134,652 131,376 1,708 1,967 1,623 1,489 2,337 16,698 38,257 46,981 47,498 52,119 (1,197) (1,172) (1,189) (1,211) (1,250) 151,601$ 174,365$ 183,490$ 182,428$ 184,582$ 3/31/2013 (506)$ - 659 (1,730) (755) 1,411 (921) (259) (21,559) (25) (22,764)$ $ $ 6/30/2012 (5,071) (98) 2,456 (1,882) 2,417 5,194 3,016 (629) (35,421) 53 (32,981) Liabilities Interest-bearing deposit liabilities $ 49,522 $ 47,985 $ 44,296 $ 42,470 $ 41,583 $ 1,537 $ 7,939 Short-term borrowings 3,937 4,585 4,259 3,390 3,718 (648) 219 Long-term debt (5) 65,450 71,957 78,202 78,130 78,053 (6,507) (12,603) Total interest-bearing liabilities (5) 118,909 124,527 126,757 123,990 123,354 (5,618) (4,445) Noninterest-bearing deposit liabilities 274 1,579 2,228 2,503 2,279 (1,305) (2,005) Other liabilities (4) 12,600 28,087 35,567 37,416 39,991 (15,487) (27,391) Total liabilities $ 131,783 $ 154,193 $ 164,552 $ 163,909 $ 165,624 $ (22,410) $ (33,841) Equity Total equity $ 19,818 $ 20,172 $ 18,937 $ 18,519 $ 18,958 $ (354) $ 860 Total liabilities and equity $ 151,601 $ 174,365 $ 183,490 $ 182,428 $ 184,582 $ (22,764) $ (32,981) (1) Average balances are calculated using a combination of monthly and daily average methodologies (2) Prior periods exclude ResCap (3) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs (4) Includes discontinued operations (5) QTD: Average balance includes $1,694 million and $1,960 million related to original issue discount at June 2013 and June 2012, respectively. Interest expense includes original issue discount amortization of $61 million and $96 million as of June 2013 and June 2012, respectively 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC.
SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.	
	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 13	2Q 12
Automotive Finance	$ 382	$ 343	$ 371	$ 337	$ 440	$ 39	$ (58)
Insurance	45	61	27	13	20	(16)	25
Dealer Financial Services	427	404	398	350	460	23	(33)
Mortgage	(43)	(204)	99	331	102	161	(145)
Corporate and Other (ex. OID) (1)	(183)	(206)	(394)	(308)	(299)	22	115
Core pre-tax (loss) income (2)	$ 201	$ (6)	$ 103	$ 373	$ 263	$ 206	$ (63)
Core OID amortization expense	61	57	56	76	96	3	(36)
Income tax (benefit) expense	40	(123)	(887)	46	(16)	163	56
Income (loss) from discontinued operations	(1,027)	1,033	466	133	(1,081)	(2,060)	54
Net income (loss)	$ (927)	$ 1,093	$ 1,400	$ 384	$ (898)	$ (2,020)	$ (29)

(1) Corporate and Other primarily consists of Ally's centralized treasury activities, the residual impacts of the company's corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with new debt issuances and bond exchanges. Corporate and Other also includes the Commercial Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax (loss) income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

2Q 2013 Preliminary Results

8

ALLY FINANCIAL INC.
AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.	
Income Statement	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 13	2Q 12
Net financing revenue							
Consumer	$ 750	$ 729	$ 739	$ 719	$ 708	$ 21	$ 42
Commercial [(1)]	268	281	294	283	290	(13)	(22)
Loans held-for-sale	-	-	-	4	6	-	(6)
Operating leases	788	734	680	631	561	54	227
Other interest income	6	7	10	12	15	(1)	(9)
Total financing revenue and other interest income	1,812	1,751	1,723	1,649	1,580	61	232
Interest expense	536	543	554	555	552	(7)	(16)
Depreciation expense on operating lease assets	499	435	393	366	335	64	164
Net financing revenue	777	773	776	728	693	4	84
Other revenue							
Servicing fees	16	19	23	26	30	(3)	(14)
Gain on automotive loans, net	-	-	-	2	39	-	(39)
Other income	44	63	35	47	43	(19)	1
Total other revenue	60	82	58	75	112	(22)	(52)
Total net revenue	837	855	834	803	805	(18)	32
Provision for loan losses	88	112	59	101	15	(24)	73
Noninterest expense							
Compensation and benefits	104	113	112	99	97	(9)	7
Other operating expenses	263	287	292	266	253	(24)	10
Total noninterest expense	367	400	404	365	350	(33)	17
Income before income tax expense	$ 382	$ 343	$ 371	$ 337	$ 440	$ 39	$ (58)
Balance Sheet (Period-End)							
Cash, trading and investment securities	$ 10	$ 10	$ 10	$ 30	$ 22	$ -	$ (12)
Loans held-for-sale	-	-	-	-	623	-	(623)
Finance receivables and loans, net:							
Consumer loans	56,028	55,014	53,715	70,847	68,136	1,014	(12,108)
Commercial loans [(1)]	30,263	31,944	32,894	37,437	38,424	(1,681)	(8,161)
Allowance for loan losses	(706)	(698)	(670)	(929)	(906)	(8)	200
Total finance receivables and loans, net	$ 85,585	$ 86,260	$ 85,939	$ 107,355	$ 105,654	$ (675)	$ (20,069)
Investment in operating leases, net	16,085	14,828	13,550	12,708	11,197	1,257	4,888
Other assets	821	1,165	1,389	3,079	2,941	(344)	(2,120)
Assets of operations held-for-sale	4,984	16,619	27,523	80	86	(11,635)	4,898
Total assets	$ 107,485	$ 118,882	$ 128,411	$ 123,252	$ 120,523	$ (11,397)	$ (13,038)

(1) Includes notes receivable from General Motors and intercompany

2Q 2013 Preliminary Results

9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS QUARTERLY TRENDS CHANGE VS. U.S. Market 2Q 13 1Q 13 4Q 12 3Q 12 2Q 12 1Q 13 2Q 12 SAAR (units in millions) 15.3 15.2 15.0 14.5 14.0 0.1 1.3 Industry light vehicle sales (units in millions) 4.1 3.7 3.6 3.6 3.8 0.4 0.3 GM market share 18.4% 18.1% 17.6% 18.0% 18.7% Chrysler market share 11.7% 11.7% 11.2% 11.5% 11.5% U.S. Consumer Originations (1) ($ in billions) GM new retail subvented $ 1.3 $ 1.3 $ 1.4 $ 0.9 $ 1.9 $ (0.0) $ (0.7) GM new retail standard 1.6 1.5 1.5 1.6 1.5 0.1 0.1 Chrysler new retail subvented 0.2 0.2 0.3 0.5 0.7 (0.1) (0.5) Chrysler new retail standard 1.0 1.0 1.1 1.1 1.1 (0.1) (0.2) Diversified new 0.6 0.5 0.5 0.6 0.6 0.1 (0.0) Lease 2.8 2.7 2.1 2.6 2.1 0.1 0.7 Used 2.5 2.5 2.1 2.3 2.6 0.0 (0.1) Total originations $ 9.8 $ 9.7 $ 8.9 $ 9.6 $ 10.5 $ 0.1 $ (0.7) U.S. Consumer Penetration (2) GM 29.4% 30.6% 28.4% 29.0% 31.6% Chrysler 15.6% 23.6% 22.0% 25.4% 28.4% U.S. Commercial Outstandings EOP ($ in billions) Floorplan outstandings $ 26.6 $ 28.5 $ 29.5 $ 26.8 $ 27.3 $ (1.8) $ (0.7) Other dealer loans 3.6 3.4 3.3 3.2 3.1 0.1 0.5 Total Commercial outstandings $ 30.2 $ 31.9 $ 32.8 $ 29.9 $ 30.4 $ (1.7) $ (0.2) U.S. Floorplan Penetration (2) GM penetration 68.0% 68.6% 69.2% 70.3% 71.2% Chrysler penetration 52.4% 53.9% 54.9% 56.5% 60.5% U.S. Off-Lease Remarketing (3)(3) Sales proceeds on scheduled lease terminations (36-month) per vehicle -On-balance sheet $ 16,705 $ 16,306 $ 17,122 NM NM $ 399 NM Off-lease vehicles terminated -On-balance sheet (# in units) 34,159 31,924 19,789 15,502 12,846 2,235 21,313 (1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers (2) Penetration rates are based on the trailing four month average (3) U.S. off-lease remarketing sales proceeds for 36 month leases are not meaningful (NM) in certain prior periods as originations of this lease type were immaterial in 1Q09, 2Q09, 3Q09 & 4Q09 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC.
INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.	
	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 13	2Q 12
Income Statement							
Insurance premiums and other income							
Insurance premiums and service revenue earned	$ 258	$ 259	$ 262	$ 262	$ 261	$ (1)	$ (3)
Investment income	77	58	34	(21)	38	19	39
Other income	5	3	5	6	17	2	(12)
Total insurance premiums and other income	340	320	301	247	316	20	24
Expense							
Insurance losses and loss adjustment expenses	146	115	117	90	149	31	(3)
Acquisition and underwriting expenses							
Compensation and benefit expense	16	15	16	13	15	1	1
Insurance commission expense	94	92	96	93	94	2	(1)
Other expense	39	37	45	38	38	2	2
Total acquisition and underwriting expense	149	144	157	144	147	5	2
Total expense	295	259	274	234	296	36	(1)
Income from cont. ops before income tax expense	$ 45	$ 61	$ 27	$ 13	$ 20	$ (16)	$ 25
Balance Sheet (Period-End)							
Cash, trading and investment securities	$ 5,466	$ 5,510	$ 5,144	$ 5,670	$ 5,489	$ (44)	$ (23)
Finance receivables and loans, net	5	5	5	5	5	-	-
Premiums receivable and other insurance assets	1,620	1,617	1,619	2,004	2,019	3	(399)
Other assets	245	240	513	462	412	5	(167)
Assets of operations held-for-sale	-	959	1,158	320	312	(959)	(312)
Total assets	$ 7,336	$ 8,331	$ 8,439	$ 8,461	$ 8,237	$ (995)	$ (901)
Key Statistics (Continuing Operations)							
Written Premiums							
Dealer Products & Services (1)	$ 276	$ 233	$ 239	$ 284	$ 283	$ 43	$ (8)
Corporate	(4)	1	1	1	1	(5)	(6)
Total written premiums and revenue	$ 271	$ 234	$ 240	$ 286	$ 284	$ 38	$ (13)
Loss ratio	56.3%	44.1%	44.8%	34.1%	54.8%		
Underwriting expense ratio	56.6%	55.5%	59.3%	54.6%	54.2%		
Combined ratio	112.9%	99.7%	104.1%	88.7%	109.0%		

(1) Includes Canadian Personal Lines totaling $3 million for 4Q 12, $17 million for 3Q 12 and $23 million for 2Q 12

2Q 2013 Preliminary Results

11

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS ($ in millions) QUARTERLY TRENDS CHANGE VS. Income Statement 2Q 13 1Q 13 4Q 12 3Q 12 2Q 12 1Q 13 2Q 12 Net financing loss Total financing revenue and other interest income $ 71 $ 53 $ 42 $ 26 $ 45 $ 18 $ 26 Interest expense Core original issue discount amortization 61 57 56 76 96 3 (36) Other interest expense 189 175 211 265 230 15 (40) Total interest expense 250 232 267 341 326 18 (76) Net financing loss (179) (179) (225) (315) (281) -102 Other revenue Loss on extinguishment of debt --(148) ---Other gain on investments, net -3 2 7 36 (3) (36) Other income, net of losses (1) 23 12 33 14 (54) 11 77 Total other revenue (expense) 23 15 (113) 21 (18) 8 41 Total net expense (156) (164) (338) (294) (299) 8 143 Provision for loan losses (5) (1) 1 (1) (3) (4) (2) Noninterest expense Compensation and benefits expense 129 132 119 120 135 (3) (6) Other operating expense (2) (36) (32) (8) (29) (36) (4) Total noninterest expense 93 100 111 91 99 (7) (6) Loss from cont. ops before income tax expense $ (244) $ (263) $ (450) $ (384) $ (395) $ 19 $ 151 Balance Sheet (Period-End) Cash, trading and investment securities $ 19,313 $ 17,669 $ 16,537 $ 25,227 $ 23,981 $ 1,644 $ (4,668) Loans held-for-sale 46 17 86 10 -29 46 Finance receivables and loans, net es and loans, net Consumer loans ------Commercial loans (3) 1,427 2,488 2,620 2,497 2,379 (1,061) (952) Allowance for loan losses (46) (48) (48) (47) (48) 2 2 Total finance receivables and loans, net 1,381 2,440 2,572 2,450 2,331 (1,059) (950) Other assets 5,460 6,091 8,063 6,103 6,357 (631) (897) Assets of operations held-for-sale 545 1,485 3,495 (25) (15) (940) 560 Total assets $ 26,745 $ 27,702 $ 30,753 $ 33,765 $ 32,654 $ (957) $ (5,909) OID Amortization Schedule (4) 2013 2014 2015 and After Remaining Core OID Amortization (as of 6/30/2013) $ 131 $ 176 Avg = $52/yr (1) Includes gain/(loss) on mortgage and automotive loans (2) Includes reductions of $178 million for June 30, 2013, $193 million for March 31, 2013, $210 million for December 31, 2012, $202 million for September 30, 2012, and $195 million for June 30, 2012 related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense (3) Includes Intercompany (4) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC.
CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

ally

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.	
Income Statement	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 13	2Q 12
Net financing loss							
Total financing revenue and other interest income	$ 71	$ 53	$ 42	$ 26	$ 45	$ 18	$ 26
Interest expense							
Core original issue discount amortization	61	57	56	76	96	3	(36)
Other interest expense	189	175	211	265	230	15	(40)
Total interest expense	250	232	267	341	326	18	(76)
Net financing loss	(179)	(179)	(225)	(315)	(281)	-	102
Other revenue							
Loss on extinguishment of debt	-	-	(148)	-	-	-	-
Other gain on investments, net	-	3	2	7	36	(3)	(36)
Other income, net of losses [(1)]	23	12	33	14	(54)	11	77
Total other revenue (expense)	23	15	(113)	21	(18)	8	41
Total net expense	(156)	(164)	(338)	(294)	(299)	8	143
Provision for loan losses	(5)	(1)	1	(1)	(3)	(4)	(2)
Noninterest expense							
Compensation and benefits expense	129	132	119	120	135	(3)	(6)
Other operating expense [(2)]	(36)	(32)	(8)	(29)	(36)	(4)	-
Total noninterest expense	93	100	111	91	99	(7)	(6)
Loss from cont. ops before income tax expense	$ (244)	$ (263)	$ (450)	$ (384)	$ (395)	$ 19	$ 151

Balance Sheet (Period-End)	2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	1Q 13	2Q 12
Cash, trading and investment securities	$ 19,313	$ 17,669	$ 16,537	$ 25,227	$ 23,981	$ 1,644	$ (4,668)
Loans held-for-sale	46	17	86	10	-	29	46
Finance receivables and loans, net							
Consumer loans	-	-	-	-	-	-	-
Commercial loans [(3)]	1,427	2,488	2,620	2,497	2,379	(1,061)	(952)
Allowance for loan losses	(46)	(48)	(48)	(47)	(48)	2	2
Total finance receivables and loans, net	1,381	2,440	2,572	2,450	2,331	(1,059)	(950)
Other assets	5,460	6,091	8,063	6,103	6,357	(631)	(897)
Assets of operations held-for-sale	545	1,485	3,495	(25)	(15)	(940)	560
Total assets	$ 26,745	$ 27,702	$ 30,753	$ 33,765	$ 32,654	$ (957)	$ (5,909)

OID Amortization Schedule [(4)]	2013	2014	2015 and After
Remaining Core OID Amortization (as of 6/30/2013)	$ 131	$ 176	Avg = $52/yr

(1) Includes gain/(loss) on mortgage and automotive loans
(2) Includes reductions of $178 million for June 30, 2013, $193 million for March 31, 2013, $210 million for December 31, 2012, $202 million for September 30, 2012, and $195 million for June 30, 2012 related to the allocation of corporate overhead expenses to other segments. The receiving segments record the allocation of corporate overhead expense within other operating expense
(3) Includes intercompany
(4) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

2Q 2013 Preliminary Results

13

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION

($ in millions)

Asset Quality - Consolidated (1)	QUARTERLY TRENDS 2Q 13	1Q 13	4Q 12	3Q 12	2Q 12	CHANGE VS. 1Q 13	2Q 12
Ending loan balance	$ 96,993	$ 99,123	$ 99,055	$ 121,259	$ 119,913	$ (2,130)	$ (22,921)
30+ Accruing DPD	$ 1,084	$ 930	$ 1,145	$ 1,051	$ 932	$ 153	$ 152
30+ Accruing DPD %	1.1%	0.9%	1.2%	0.9%	0.8%		
Non-performing loans (NPLs)	$ 1,006	$ 938	$ 858	$ 1,130	$ 995	$ 68	$ 11
Net charge-offs (NCOs)	$ 103	$ 114	$ 154	$ 125	$ 88	$ (11)	$ 15
Net charge-off rate (2)	0.4%	0.5%	0.5%	0.4%	0.3%		
Provision for loan losses	$ 89	$ 131	$ 93	$ 105	$ 33	$ (42)	$ 56
Allowance for loan losses (ALLL)	$ 1,183	$ 1,197	$ 1,170	$ 1,423	$ 1,427	$ (14)	$ (244)
ALLL as % of Loans (3)	1.2%	1.2%	1.2%	1.2%	1.2%		
ALLL as % of NPLs (3)	117.6%	127.6%	136.3%	125.9%	143.4%		
ALLL as % of NCOs (3)	287.2%	263.2%	190.0%	285.3%	405.2%		

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses
(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale
(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

2Q 2013 Preliminary Results

14

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

	QUARTERLY TRENDS					CHANGE VS.	
Automotive Finance [1][2]							
Consumer	**2Q 13**	**1Q 13**	**4Q 12**	**3Q 12**	**2Q 12**	**1Q 13**	**2Q 12**
Allowance for loan losses	$ 610	$ 598	$ 575	$ 618	$ 589	$ 11	$ 20
Total consumer loans	$ 56,028	$ 55,013	$ 53,713	$ 52,434	$ 50,697	$ 1,015	$ 5,331
Coverage ratio	1.1%	1.1%	1.1%	1.2%	1.2%		
Commercial							
Allowance for loan losses	$ 96	$ 99	$ 95	$ 95	$ 94	$ (3)	$ 2
Total commercial loans	$ 30,193	$ 31,875	$ 32,822	$ 29,935	$ 30,413	$ (1,682)	$ (220)
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.3%		
Mortgage [1][2]							
Consumer							
Allowance for loan losses	$ 431	$ 451	$ 452	$ 447	$ 472	$ (20)	$ (41)
Total consumer loans	$ 9,270	$ 9,672	$ 9,821	$ 9,787	$ 9,823	$ (403)	$ (553)
Coverage ratio	4.6%	4.7%	4.6%	4.6%	4.8%		
Corporate and Other [1][3]							
Allowance for loan losses	$ 46	$ 48	$ 48	$ 47	$ 48	$ (2)	$ (2)
Total commercial loans	$ 1,502	$ 2,562	$ 2,697	$ 2,591	$ 2,470	$ (1,060)	$ (968)
Coverage ratio	3.0%	1.9%	1.8%	1.8%	1.9%		

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Represents domestic allowance for loan losses only

(3) Includes Insurance

2Q 2013 Preliminary Results

15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED ($ in millions) U.S. Auto Delinquencies - HFI Retail Contract Amount (1) Delinquent contract $ % of retail contract $ outstanding $ 2Q 13 999 1.78% $ 1Q 13 843 1.53% QUARTERLY TRENDS 4Q 12 1,073$ $ 2.00% 3Q 12 836 1.59% $ 2Q 12 689 1.36% $ CHANGE VS. 1Q 13 2Q 12 156 310$ U.S. Auto Annualized Credit Losses - HFI Retail Contract Amount Credit losses % of avg. HFI assets $ 80 0.57% $ 93 0.69% 100$ $ 0.76% 70 0.54% $ 43 0.34% $ (14) 37$ U.S. Automotive Finance Repossessions as a % of average number of managed retail contracts outstanding Severity of loss per unit serviced -Retail New Used $ $ 1.52% 9,507 7,422 $ $ 1.64% 7,378 6,100 1.55% 6,986$ $ 6,459$ $ 1.39% 6,357 5,709 $ $ 1.14% 5,314 4,683 $ $ 2,129 4,193$ 1,322 2,738$ (1) $ Amount of accruing contracts greater than 30 days past due 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC.
CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.	
Cost of Funds	**2Q 13**	**1Q 13**	**4Q 12**	**3Q 12**	**2Q 12**	**1Q 13**	**2Q 12**
Ally Financial's cost of borrowing (incl. OID)	3.0%	2.8%	2.9%	3.2%	3.3%		
Ally Financial's cost of borrowing (excl. OID)	2.7%	2.6%	2.7%	3.0%	2.9%		
Capital							
Risk-weighted assets	$ 127.2	$ 141.6	$ 154.0	$ 150.3	$ 147.9	$ (14.4)	$ (20.7)
Tier 1 capital ratio	15.4%	14.6%	13.1%	13.6%	13.6%		
Tier 1 common capital ratio	8.0%	7.9%	7.0%	7.3%	7.2%		
Total risk-based capital ratio	16.5%	15.6%	14.1%	14.6%	14.6%		
Tangible common equity / Tangible assets	8.0%	7.9%	6.9%	6.2%	6.1%		
Tangible common equity / Risk-weighted assets	9.5%	9.2%	8.1%	7.5%	7.3%		
Shareholders' equity	$ 19.2	$ 20.5	$ 19.9	$ 18.7	$ 18.3	$ (1.3)	$ 0.9
less: Goodwill and certain other intangibles	(0.2)	(0.5)	(0.5)	(0.5)	(0.5)	0.3	0.3
Unrealized (gains) losses and other adjustments	(1.9)	(1.9)	(1.7)	(0.3)	(0.2)	-	(1.7)
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$ 19.7	$ 20.7	$ 20.2	$ 20.4	$ 20.1	$ (1.0)	$ (0.4)
Tier 1 capital	$ 19.7	$ 20.7	$ 20.2	$ 20.4	$ 20.1	$ (1.0)	$ (0.4)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$ 10.2	$ 11.2	$ 10.7	$ 10.9	$ 10.7	$ (1.0)	$ (0.5)
Tier 1 capital	$ 19.7	$ 20.7	$ 20.2	$ 20.4	$ 20.1	$ (1.0)	$ (0.4)
add: Qualifying subordinated debt and redeemable preferred stock	0.3	0.3	0.3	0.2	0.2	-	0.1
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.0	1.2	1.2	1.2	1.3	(0.2)	(0.3)
Total risk-based capital	$ 21.0	$ 22.1	$ 21.7	$ 21.9	$ 21.6	$ (1.1)	$ (0.6)
Total shareholders' equity	$ 19.2	$ 20.5	$ 19.9	$ 18.7	$ 18.3	$ (1.3)	$ 0.9
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Goodwill and intangible assets	(0.2)	(0.5)	(0.5)	(0.5)	(0.5)	0.3	0.3
Tangible common equity (2)	$ 12.0	$ 13.0	$ 12.5	$ 11.3	$ 10.8	$ (1.0)	$ 1.2
Total assets	$ 150.6	$ 166.2	$ 182.3	$ 182.5	$ 178.6	$ (15.6)	$ (28.0)
less: Goodwill and intangible assets	(0.2)	(0.5)	(0.5)	(0.5)	(0.5)	0.3	0.3
Tangible assets	$ 150.4	$ 165.7	$ 181.9	$ 182.0	$ 178.1	$ (15.3)	$ (27.7)

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders' equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

2Q 2013 Preliminary Results 17

ALLY FINANCIAL INC.
LIQUIDITY

($ in billions)

	6/30/2013		3/31/2013		6/30/2012	
Available Liquidity	**Parent [1]**	**Ally Bank**	**Parent [1]**	**Ally Bank**	**Parent [1]**	**Ally Bank**
Cash and cash equivalents	$ 4.0	$ 3.1	$ 3.5	$ 3.1	$ 11.4	$ 3.4
Highly liquid securities [2]	2.0	6.7	0.9	6.2	-	5.0
Current committed unused capacity [3]	12.3	3.9	11.3	3.3	10.0	7.5
Subtotal	$ **18.3**	$ **13.7**	$ **15.7**	$ **12.6**	$ **21.4**	$ **15.9**
Ally Bank intercompany loan [4]	3.4	(3.4)	2.2	(2.2)	2.4	(2.4)
Total Current Available Liquidity	$ **21.7**	$ **10.3**	$ **17.9**	$ **10.4**	$ **23.8**	$ **13.5**
Forward commited unused capacity [5]	1.3	-	1.6	-	2.0	-
Total Available Liquidity	$ **23.0**	$ **10.3**	$ **19.5**	$ **10.4**	$ **25.8**	$ **13.5**

Unsecured Long-Term Debt Maturity Profile	**2013**	**2014**	**2015**	**2016**	**2017**	**2018 and After**
Consolidated remaining maturities [6]	$ 0.9	$ 5.6	$ 5.1	$ 2.0	$ 3.7	$ 16.7

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) Includes UST, Agency debt and Agency MBS

(3) Includes equal allocation of shared unused capacity totaling $4.1 billion in 2Q13 , $3.0 billion in 1Q13, and $3.8 billion in 2Q12, which can be used by Ally Bank or the Parent (including a Mexican subsidiary prior to 4/1/13)

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to a 5 days notice

(5) Represents capacity from certain forward purchase commitments and committed secured facilities that are generally reliant upon the origination of future automotive receivables over the next 6 months

(6) Excludes OID amortization

2Q 2013 Preliminary Results

18

ALLY FINANCIAL INC. DEPOSITS DEPOSITS ($ in millions) QUARTERLY TRENDS CHANGE VS. Key Statistics Average retail CD maturity (months) Average retail deposit rate 2Q 13 30.4 1.24% 1Q 13 29.9 1.29% 4Q 12 29.5 1.34% 3Q 12 29.1 1.36% 2Q 12 28.8 1.41% 1Q 13 0.5 2Q 12 1.7 CD balances up for renewal CD balances retained (1) Retention rate $ 3,278 3,027 92% $ 3,105 2,873 93% $ 2,595 2,495$ 2,405 2,282 93% 91% $ 3,345 3,010 90% $ 173 154 $ (67) 17 Ally Financial Deposits Levels Ally Bank retail Ally Bank brokered ResMor (2) Other Total deposits $ $ 39,859 9,552 - 714 50,125 $ $ 38,770 9,877 - 1,679 50,326 $ $ 35,041 32,139$ 9,914 9,882 -3,753 2,961 4,098 47,915 49,872$ $ $ 30,403 9,905 3,491 4,193 47,992 $ $ 1,089 9,456$ (325) (353) -(3,491) (965) (3,479) (201) 2,134$ (1) Retention includes balances retained in any Ally Bank product (2) ResMor moved to discontinued operations in 4Q12 and sold in 1Q13 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END) ($ in billions) HISTORICAL QUARTERLY TRENDS Loan Value (1) 2Q 13 1Q 13 4Q 12 3Q 12 2Q 12 Gross carry value 9.2$ 9.6$ 9.8$ 9.7$ 9.8$ Net carry value 8.8$ 9.2$ 9.3$ 9.3$ 9.3$ Estimated Pool Characteristics % Prime jumbo (> 1/1/2009) 40.1% 40.2% 38.9% 36.6% 34.5% % Second lien 11.2% 11.3% 11.7% 12.3% 12.8% % Interest only 15.3% 19.5% 21.2% 23.3% 25.9% % 30+ Day delinquent 2.8% 3.0% 3.0% 3.2% 3.2% % Low/No documentation 13.8% 13.7% 14.0% 14.5% 14.9% % Non-primary residence 3.7% 3.6% 3.7% 3.8% 3.9% Refreshed FICO 731 730 730 730 730 Wtd. Avg. LTV/CLTV (2) 84.9% 85.9% 88.9% 89.8% 91.8% Higher risk geographies (3) 40.6% 40.8% 40.3% 39.6% 39.2% (1) Excludes education loans (2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices (3) Includes CA, FL, MI and AZ ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END) ($ in billions) HISTORICAL QUARTERLY TRENDS Loan Value (1) 2Q 13 1Q 13 4Q 12 3Q 12 2Q 12 Gross carry value 9.2$ 9.6$ 9.8$ 9.7$ 9.8$ Net carry value 8.8$ 9.2$ 9.3$ 9.3$ 9.3$ Estimated Pool Characteristics % Prime jumbo (> 1/1/2009) 40.1% 40.2% 38.9% 36.6% 34.5% % Second lien 11.2% 11.3% 11.7% 12.3% 12.8% % Interest only 15.3% 19.5% 21.2% 23.3% 25.9% % 30+ Day delinquent 2.8% 3.0% 3.0% 3.2% 3.2% % Low/No documentation 13.8% 13.7% 14.0% 14.5% 14.9% % Non-primary residence 3.7% 3.6% 3.7% 3.8% 3.9% Refreshed FICO 731 730 730 730 730 Wtd. Avg. LTV/CLTV (2) 84.9% 85.9% 88.9% 89.8% 91.8% Higher risk geographies (3) 40.6% 40.8% 40.3% 39.6% 39.2% (1) Excludes education loans (2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices (3) Includes CA, FL, MI and AZ 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS ($ in millions) QUARTERLY TRENDS INC / (DEC) VS. Impact of Discontinued Operations (1) 2Q 13 1Q 13 4Q 12 3Q 12 2Q 12 1Q 13 2Q 12 Auto Finance (245) 1,037 112 125 164 (1,282) (408) Insurance 294 28 38 13 (3) 266 297 Dealer Financial Services 49 1,065 150 138 160 (1,016) (111) Mortgage Operations -0 0 (0) (84) (0) 84 Corporate and Other (2) (1,693) (16) 26 32 (1,121) (1,677) (572) Consolidated pretax income $ (1,644) $ 1,049 $ 175 $ 170 $ (1,044) $ (2,693) $ (599) Tax expense (benefit) (617) 17 (291) 38 36 (633) (653) Consolidated net income $ (1,027) $ 1,033 $ 466 $ 133 $ (1,081) $ (2,060) $ 54 Assets of discontinued operations held-for-sale $ 5,529 $ 19,062 $ 32,176 $ 375 $ 383 $ (13,534) $ 5,145 Businesses classified as discontinued operations above Automotive Finance Canada Europe, Latin America and China (J.V.) Insurance ABA Seguros U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America Mortgage ResCap (1) Included are operations that have been wound down or sold in addition to those held-for-sale (2) Includes ResCap settlement items in 2Q13 and 2Q12 Note: The sale of France as well as the Mexican Insurance business closed in 2Q13. The sales of Canada and Europe (ex. France), Mexico, Colombia and Chile were completed 1Q13. The sales of Brazil and the China (J.V.) have yet to close 2Q 2013 Prelim 2Q 2013 Prelim2Q 2013 Preliminary inaryinary Results ResultsResults

ALLY FINANCIAL INC. OWNERSHIP OWNERSHIP ($ in millions) Common Ownership as of 2Q 13 U.S. Treasury 73.8% Cerberus 8.7% Other 7.6% GM Trust 9.9% Other Tier 1 Capital as of 2Q 13 Liquidation Book Series Owner Preference Value Trust Preferred Securities (1) Investors $ 2,667 $ 2,544 Series F-2 Mandatory Convertible Preferred (1) U.S. Treasury $ 5,938 $ 5,685 Series G Perpetual Preferred Investors $ 2,577 $ 234 Series A Perpetual Preferred Investors $ 1,022 $ 1,021 (1) Includes exercised warrants 2Q 2013 Preliminary Results